Warburg Pincus Institutional Fund
Schedule 16 Calculations


International Equity Portfolio

For the Year Ended October 31, 1997

                  Return With Waivers:

                               ((10,620-10,000)/10,000) = 6.20%


                  Return Without Waivers:

                               ((10,605-10,000)/10,000) = 6.05%


For the Five Years Ended October 31, 1997

                  Return With Waivers:

                               ((19,796/10,000)1/5* -1) = 14.63%


                  Return Without Waivers:

                               ((19,616/10,000)1/5* -1) = 14.43%


For Inception (09/01/92) thru October 31, 1997

                  Return With Waivers:

                             ((19,044/10,000)1/5.16986** -1) = 13.27%


                  Return Without Waivers:

                             ((18,852/10,000)1/5.16986** -1) = 13.05%




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* As used here, 1/5 is an exponent.

** As used here, 1/5.16986 is an exponent.




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Emerging Markets Portfolio

For the Year Ended October 31, 1997

                  Return With Waivers:

                                 ((9,557-10,000)/10,000) = -4.43%


                  Return Without Waivers:

                                 ((9,514-10,000)/10,000) = -4.86%



For Inception (09/30/96) thru October 31, 1997

                  Return With Waivers:

                           ((9,424/10,000)1/1.08767* -1) = -5.31%


                  Return Without Waivers:

                           ((9,367/10,000)1/1.08767* -1) = -5.83%


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* As used here, 1/1.08767 is an exponent.
















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Small Company Growth Portfolio

For the Year Ended October 31, 1997

                  Return With Waivers:

                                ((12,299-10,000)/10,000) = 22.99%


                  Return Without Waivers:

                                ((12,276-10,000)/10,000) = 22.76%


For Inception (12/29/95) thru October 31, 1997

                  Return With Waivers:

                               ((15,890/10,000)1/1.84384* -1) = 28.55%


                  Return Without Waivers:

                               ((15,850/10,000)1/1.84384* -1) = 28.38%


Value Portfolio

For Inception (06/30/97) thru October 31, 1997

                  Return With Waivers:

                                ((10,640-10,000)/10,000) = 6.40%


                  Return Without Waivers:

                                ((10,600-10,000)/10,000) = 6.00%



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** As used here, 1/1.84384 is an exponent.